Exhibit 99.1

Q4FY17CONFERENCECALL SUPPLEMENTAL OPERATING & FINANCIAL DATA April 20, 2017

FORWARD LOOKING STATEMENTS This presentation contains forward looking statements under the Private Securities Litigation Reform Act of 1995. The words expect, estimate, anticipate, plan, predict, believe, intend, and similar expressions and variations thereof are intended to identify forward looking statements. Such statements include comments regarding the intent, belief, or current expectations of the Company with respect to, among other things, trends affecting the financial condition or results of operations of the Company; the business and growth strategies of the Company, including new store openings; the results of the Company’s operational and other initiatives, including pursuant to the Company’s profit improvement plans; the results of operations for future periods and potential uses of capital. These statements do not guarantee future performance and therefore, undue reliance should not be placed upon them. For a more detailed discussion of the factors that can cause actual results to differ materially from those projected in any forward-looking statements, the Company refers you to 99 Cents Only Stores’ most recent 10-Q and 10-K filed with the SEC or posted on the Company’s website. Please note that this presentation will refer to certain financial information of the Company that can be found at the end of the earnings release issued earlier today, April 20, 2017, and is presented on a non-GAAP basis. The Company cautions that these non-GAAP financial measures should be viewed in addition and not as an alternative to the Company’s complete consolidated financial statements and financial notes prepared in accordance with GAAP. Definitions and reconciliation of these non-GAAP measures to their most directly comparable GAAP measure are included in the earnings release. 2

IMMEDIATE AREAS OF EMPHASIS FOR FISCAL 2017 3 Creating a culture of safety The 5 R’s: the Right product to the Right store at the Right time in the Right quantity with the Right inventory Reduce shrink and manage scrap Improve the customer shopping experience

IMPROVE THE CUSTOMER SHOPPING EXPERIENCE • Overview and Objectives: • • • Physical clean-up and facility upgrades Overall improvements to allocation and replenishment, particularly on high-volume SKUs Raise customer awareness and traffic through a multi-media marketing campaign • Additional Phoenix Initiatives: • Pilot of new layout and space planning in select stores • TV commercials featuring “Do the 99” theme • Year-over-year net sales growth has outperformed the chain-wide average since completion of the refresh in Q1 FY17 • In Q4 FY17, San Diego market sales growth of 14.3% year-over-year versus chain-wide sales growth of 6.7% • • Uptick in foot traffic, overall sales growth and higher customer satisfaction across the Phoenix market Early results from Q4 FY17 marketing campaign shows 300% increase in store locator web visits in Phoenix Refresh on track to be completed by early-May • 4 Phoenix Update San Diego Update San Diego & Phoenix Market Refresh

IMPROVE THE CUSTOMER SHOPPING EXPERIENCE • As of Q4 FY17, third party distribution partnership has been extended to nearly all stores in CA, AZ, and NV Partnership expanded to additional perishable SKUs Impact from Fresh Produce: • • • Improved quality, assortment and in-stock levels: • Higher sales and overall customer traffic • Lower scrap Higher gross margin dollars due to sales growth, despite slight dilution to product margin rate Reduced demand on in-house refrigerated distribution network • • 5 Spotlight on: Perishables Initiative

REDUCE SHRINK AND MANAGE SCRAP • • • Implement store perpetual inventory system (Store Inventory Module, or “SIM”) Enhance in-house loss prevention team Continue testing and gauging the effectiveness of key in-store processes underlying store inventory management • Shrink & Scrap Rates • Following four years of increasing rates, shrink and scrap trends reversed in fiscal 2017, where shrink and scrap as a percent of sales improved 60 basis points Store Inventory Module (“SIM”) • Expect to complete implementation in all stores by the end of the first quarter of fiscal 2018 Loss Prevention Team • Increased number of in-store security guards and heightened video surveillance proved effective in preventing shoplifting • • 6 Recent Updates Initiatives

THE 5 R’S • Achieved significant inventory reductions over the past year and notably, inventory is down $90 million since the commencement of the turnaround plan in the third quarter of fiscal 2016 and down $126 million from its peak Inventory reduction has resulted in rationalizing our warehouse footprint during fiscal 2017: • • • Exited 2 warehouse facilities in Q1 of fiscal 2017 Completed the sale of an owned facility in Southern California in Q2 of fiscal 2017 for $29 million, and have fully exited the warehouse Currently operate in five warehouse facilities • • Remain disciplined in managing inventory at the appropriate levels across stores and distribution centers, including maintaining normalized in-stock levels Expect to further reduce inventory to more optimized level in fiscal 2018 • 7 Right Inventory

THE 5 R’S (CONTINUED) • Uniform merchandising strategy with no re-packs from prior years • Utilization of calibrated replenishment process that better matches allocation with customer demand in real-time • Combined sell-through rates at full margins for Harvest, Christmas, and New Year’s increased to nearly 90%, up from under 70% in certain prior fiscal years, generating a solid lift in gross margin Sell-through results for Valentine’s Day and Easter are encouraging • 8 Right Quantity Right Store, Right Time Right Product

CREATING A CULTURE OF SAFETY • • Clearly defined safety responsibilities for all employees at all levels Trained managers and supervisors that set a positive example towards the safety of our employees and customers Daily safety huddles as a part of each shift at both the store and warehouse levels • • • Workers’ compensation claims reduction of approximately 20% in fiscal 2017 Workers’ compensation accrual reduction of $7.2 million during fiscal 2017 9 Recent Updates Elements of Established Culture of Safety

IMMEDIATE AREAS OF EMPHASIS FOR FISCAL AIM TO ACHIEVE SIGNIFICANT PROGRESS IN: 2018 WILL MAINTAIN PROGRESS IN: 10 Creating a culture of safety Improve the customer shopping experience Optimize 99 Cents Only Stores’ logistics network Improve overall operations in Texas to drive profitability The 5 R’s Reduce shrink and manage scrap

TWO NEW AREAS OF EMPHASIS FOR FISCAL 2018 • Goal to improve long-term profitability among Texas stores by: • Addressing supply chain challenges, including improvements to inbound logistics at Texas distribution center Improving in-stock conditions and assortment through localized buying of key everyday items and close-out merchandise • • Improve operational efficiencies and service levels, including timeliness of deliveries at stores, through: • • Targeted investments in distribution facilities Continued enhancements to transportation network, including optimizing routes and delivery schedules and improving execution on partnership with third party transportation provider 11 Optimize logistics network Improve overall operations in Texas

Q4 & FULL YEAR FISCAL 2017 FINANCIAL REVIEW

SALES BRIDGE-FY17 Q4 VS. FY16 Q4 Ongoing deflationary environment $2.3 $32.9 $552.5 $3.4 $517.8 in prior fiscal years ($M) FY16 Q4 Sales New / Non-Comp Stores Improvement in Seasonal Comp Lower Milk & Bargain Wholesale FY17 Q4 Sales Comp Sales Improvement Eggs Sales 13 $3.1$0.9 Full margin sell-through rate of nearly 90%, compared to under 70% Primarily driven by strong general merchandise sales and continued strength in fresh produce

GROSS MARGIN BRIDGE-FY17 Q4 VS. FY16 Q4 30.1% 0.85% FY16 Q4 Gross Margin Shrink & Scrap Product Margin Distribution & Transportation Other Misc. FY17 Q4 Gross Margin 14 0.53% 2.32% 0.33% 26.7%

ADJUSTED EBITDA BRIDGE-FY17 Q4 VS. FY16 Q4



Lower margin rates on select extreme-value products that drove meaningful improvement in sales and margin dollars
$2.4
$14.0
$2.8
$14.1
Driven by 232 bps improvement in shrink and scrap
$0.9
$5.3
Workers' Comp actuarial improvement offset by CA minimum wage impact
$1.5
$9.1
Driven by higher performance compensation expenses and advertising spend
$23.4
($M)
FY16 Q4 Adjusted EBITDA
Earnings from Net Sales Increase
Change in Product Margin
Shrink, Scrap & Misc. COGs
Distribution & Transportation
Store Labor
Store Occupancy
Corporate & Other Store Exp.
FY17 Q4 Adjusted EBITDA

Note: Adjusted EBITDA excludes impact of non-cash, one-time and non-recurring items. Please refer to our earnings release for the fourth quarter of fiscal 2017 ended January 27, 2017 for additional details.

15

BALANCE SHEET ITEMS ($M) Jan-16 Jan-17 16 More than sufficient liquidity to support ongoing business needs Cash Borrowings Under Revolver ($M) $60 $50 $48 $40 $30 $20 $10 – $39 Balance as of Quarter Ended ($M)16-Jan 17-Apr 17-Jul 17-Oct 17-Jan Inventory$197$167$176$188$176 AP$79$75$105$88$87 Revolver Cash$48$40$21$42$39 Borrowings

CAPITAL EXPENDITURES *Actuals excludes spend associated with the rebuild of one store in the Los Angeles area that was impacted by a fire earlier in the year. The majority of the capex spend associated with the rebuild was recovered through insurance reimbursements. 17 Will remain vigilant with respect to all investments made, both in terms of absolute dollars and achieving an appropriate ROI ($M)Q4 FY17FY17 FY18 Guidance* Low High New and Existing Stores$8.3$32.5 IT & Supply Chain Maintenance2.213.3 $36.0$41.0 17.017.0 Total Capex $10.5$45.8 $53.0$58.0

FISCAL 2018 OUTLOOK 18 Capital expenditures in the range of $53 to $58 million 3 new store openings in the back half of fiscal 2018 Year-over-year decrease in net loss and an increase in adjusted EBITDA over the same period Positive same-store sales growth